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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) July 31, 2000

                                  S2 GOLF INC.
             (Exact Name or Registrant as Specified in its Charter)

New Jersey                              0-14146                  22-2388568
(State or other jurisdiction of       (Commission             (I.R.S. Employer
incorporation or organization)        File Number)           Identification No.)

18 Gloria Lane, Fairfield, NJ                                             07004
(Address of Principal Executive Office)                               (Zip Code)

                                 (973) 227-7783
              (Registrant's telephone number, including area code)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On July 31, 2000, S2 Golf Inc. (the "Company") acquired from The Arnold Palmer Golf Company (the "Seller") substantially all of the net assets of its NancyLopezGolf(TM) division, for a cash purchase price of $4,633,333 (the "Purchase Price"). The Purchase Price was a function of projected sales volume, with a post-closing adjustment to be based on (i) changes in the net asset value between April 29, 2000 and the closing date and (ii) realization on accounts receivable in the first six months after closing. On the closing date the Company paid $3,000,000 of the Purchase Price to the Seller, using the principal amount of a $900,000 term loan extended to the Company by PNC Bank (the "Bank") together with funds available under the Company's existing revolving line of credit with the Bank. On August 10, the Company, using funds available to it under an amendment to its existing revolving line of credit with the Bank, deposited $150,000 of the Purchase Price into escrow pending the final determination of the purchase price adjustment and paid to the Seller $976,072, representing the remaining balance of the Purchase Price adjusted pursuant to a mutual agreement of the parties in anticipation of the post-closing purchase price adjustment.

The acquired assets comprise intellectual property, accounts receivable, inventory of golf equipment and manufacturing and other physical equipment used by the Seller in the manufacture and sale of golf clubs and other golf equipment. The Company intends to use all equipment and physical property acquired to continue manufacturing and distributing the NancyLopezGolf(TM) equipment line.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

The financial statements required under this Item 7 are not filed with this initial report on Form 8-K and will instead be filed not later than 60 days following the date on which this Form 8-K must be filed.

(b)      Pro Forma Financial Information.

The pro forma financial information required under this Item 7 is not filed with this initial report on Form 8-K and will instead be filed not later than 60 days following the date on which this Form 8-K must be filed.

(c)      Exhibits.

2.0 Asset Purchase Agreement dated July 31, 2000 among the Company, APGC Holdings Company, LLC and the Seller.

         The Company agrees that it shall, upon request, furnish to the Securities and Exchange Commission a copy of any disclosure schedule to the Agreement that is not filed with Exhibit 2.0.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         S2 GOLF INC.

Date:  8/11/00                           /s/ Douglas A. Buffington
                                         -------------------------------
                                         By:      Douglas A. Buffington
                                                  President and Chief
                                                  Operating Officer